Exhibit 99.2

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Yucheng Technologies Limited

Investor Presentation

December 2005

Yucheng Highlights

Safe Harbor

Acquisition of Beijing Sihitech Co., Ltd. and Beijing e-Channels Century Technology Co., Ltd. by

China Unistone Acquisition Corporation

Road Show Presentation

December 27, 2005

The attached slide show has been filed with the Securities and Exchange Commission on December 27, 2005 as part of the Current Report on Form 8-K filed by China Unistone Acquisition Corporation with the Securities and Exchange Commission on December 27, 2005.

China Unistone will be holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing China Unistone securities, regarding its merger with Beijing Sihitech Co., Ltd. and Beijing e-Channels Century Technology Co., Ltd., as described in the December 2005 8-K.  The attached slide show, as well as the December 2005 8-K (and exhibits thereto) are being distributed from time to time.

Earlybirdcapital, Inc., the managing underwriter of China Unistone’s initial public offering consummated in November 24, 2004, is assisting China Unistone in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. China Unistone and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of China Unistone stockholders to be held to approve the merger.

Stockholders of China Unistone and other interested persons are advised to read, when available, China Unistone preliminary proxy statement and definitive proxy statement in connection with China Unistone solicitation of proxies for the special meeting because these proxy statements will contain important information.  Such persons can also read China Unistone final prospectus, dated November 18, 2004, for a description of the security holdings of the China Unistone officers and directors and of EBC and their respective interests in the successful consummation of this business combination.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commissions Internet site ( http://www.sec.gov ).

Yucheng Technologies Limited © 2005

Disclosure Statement

Forward Looking Statements

This release may contain forward-looking statements within the meaning of the Private securities Litigation Reform Act of 1995.  Forward looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Yucheng Technologies is engaged fluctuations in customer demand; management of rapid growth; intensity of competition from other IT providers; market acceptance of new products; general economic conditions; geopolitical events and regulatory changes; as well as other relevant risks detailed in filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  The company does not assume any obligation to update the information contained in this press release or filings.

CONTENTS

Yucheng Highlights

China Market Opportunity

Corporate Overview

Strategic Initiatives

Financials

Deal Terms

About China Unistone Acquisition Corp.

China Unistone Acquisition Corp.

(OTCBB: CUAQ, CUAQU, CUAQW)

•      China Unistone was formed with the sole intention of consummating a business combination with an operating business that has its primary facilities located in the People’s Republic of China.

•      China Unistone’s initial public offering on November 18, 2004, receiving net proceeds of $18,273,000 through the sale of 3.45 million units at $6.00 per unit.

•      Each unit was comprised of one share of China Unistone common stock and two warrants, each with an exercise price of $5.00.

•      As of September 30, 2005, China Unistone held approximately $17,981,080 in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination ($5.22 per share in liquidation value).

Yucheng is a leading provider of IT solutions to China’s growing financial services industry, with a proven local management team, and prospects of sustainable and profitable growth

Yucheng Technologies is a combination of:

Sihitech: founded in 1999, a leading IT services & systems integration company for the banking industry in China

and

e-Channels: founded in 2001, a software & IT consulting company providing web banking and electronic multi-channel software and solutions to the banking industry in China

Investment Considerations

Yucheng provides exposure to China, a leading provider of IT solutions to a growing financial services industry, and a proven local management team, with prospects of superb returns.

Access to China’s Banking Sector	• An economy expected to be the second largest in the world by 2020

• Sustained high growth of GDP and GDP per capita

• One of the fastest growing and largest markets in the world for financial services

Leadership in Key Segments	• Top 3 local IT services and solutions provider to banks in China

• Market leadership in IT solutions and 70% market share in internet banking software

• Access to attractive roll-up opportunities in related outsourced and infrastructure services for the industry

Superb Returns	• Highly attractive acquisition valuation at less than 9.0x P/E for a company growing with 48% CAGR in sales and 120% CAGR in net profits for the past three years (2002-2004)

• China growth stories AND IT solutions and services companies for financial services are BOTH highly valued by Wall Street

• Opportunities to dominate additional key segments in a growing market will lead to higher margins and attractive return on equity

Corporate Snapshot

Customers	All the leading domestic banks in China

Employees	390 employees - 360+ skilled professionals

Operations	Nationwide presence - 5 offices in China

Offerings	IT Solutions and Services

Financials	US$33mn in sales; US$3.4mn in net profits - 2004

Mission

Enhancing the competitiveness of financial institutions in China through information technology

Competitive Landscape

•      Global IT Services Providers as a category in China remain highly competitive, but growing increasingly collaborative

•      Global IT Services Providers as a category could lose market share due to unsustainable high prices, increased competitiveness of local service provides and government’s strategic desire to foster “local champions”

•      IT Services for financial services currently has no single dominant player

•      Number of local competitors have shrunk drastically in the past two years: well-run IT services providers will become dominant players through consolidation

Competitive Advantages

•                  Exclusive focus on banking and financial service industry

•                  Extensive account management relationships

•                  Proven, reliable and quality execution

•                  High-value, cost-effective product offerings

•                  Comprehensive product and service offerings uniquely tailored for the China Market

•                  Localized one-stop total solution for our clients

•                  “Right of First Call” - Opportunity to participate in new IT spending

•                  Experienced and recognized local management team

•                  Industry leadership and reputation

•                  Ability to identify, acquire and integrate complementary IT vendors

CONTENTS

Yucheng Highlights

China Market Opportunity

Corporate Overview

Strategic Initiatives

Financials

Deal Terms

China Market Opportunity

Growth Drivers

Opportunities

Local Banks Face Increased Competition

•                  Foreign competition (post WTO )

•                  Local competition from private banks

•                  Privatization of state-owned banks

Banks Willing to Engage Third Parties

•                  Too many priority projects to achieve or maintain competitiveness

•                  Lack of internal expertise on latest approaches in key operating areas such as internet service platforms, consumer data consolidation; and loan processing

Trends toward Outsourcing

•                  Lack of strong internal IT resources, experiences, systems and processes

•                  Need to outsource non-core functions

•                  China’s desire to support native companies.

Need for IT Solutions

•                  About 35,000 banks

•                  Most lack basic infrastructure

•                  Need to leverage IT to deliver better customer services and increase margins to SURVIVE

Focus on Banking

The four state-owned commercial banks account for 65% of total IT spending in banking today but the other 34,000+ will need to improve IT infrastructure to stay competitive

People’s Bank of China	China Banking Regulatory Commission
(PBC)	(CBRC)

State-owned Commercial Bank	Joint Stock Commercial Bank
4	11

Industrial and Commercial Bank of China	Bank of Communications	China Merchants Bank
(ICBC)
	China Minsheng Banking Corp. Ltd	China Everbright Bank
Agricultural Bank of China
(ABC)	Guangdong Development Bank	Shanghai Pudong Development Bank
65%
Bank of China	CITIC Industrial Bank	Shenzhen Development Bank
(BOC)
	Huaxia Bank	Fujian Industrial Bank
China Construction Bank
(CCB)		Evergrowing Bank Co., Ltd

Policy Bank
3	City Commercial Bank
112
The State Development Bank of China
Beijing City Commercial Bank
The Agricultural Development Bank of China
Shanghai Commercial Bank
The Export-Import Bank of China
Guangzhou Commercial Bank
Rural Credit Cooperative
34,577	Others……

The Big Four

The Big Four:

•        > 90,000 Branches

•        > 1,400,000 Employees

•        Multiple Data Centers

Need Help to be Competitive:

•        Service Effectiveness

•        Data Consolidation

•        Advanced Core Banking

•        Loan Control

•        Risk Management

•        Operational Support

•        Internal Control

[GRAPHIC]

Market Forecast

IDC forecasts robust 21% CAGR for banking solutions for the next 5 years…

Banking Solution Market Size & Forecast, 2004-2009

[CHART]

…Furthermore, total IT spending for banks alone will reach US$6.6 Billion by 2009

Source: 2005 IDC Report - PRC Banking Industry IT Solution Market Research

CONTENTS

Yucheng Highlights

China Market Opportunity

Corporate Overview

Strategic Initiatives

Financials

Deal Terms

Corporate Overview

Delivery Platform

Yucheng offers a localized one-stop total solutions for its clients through effective account management

Total Solution

•                  Systems Integration

•                  Strategic and technical review

•                  Infrastructure architecture

•                  Technology implementation

•                  IT Consulting

•                  Targeted solutions for specific business functions

•                  IT Improvements existing business processes

•                  Software and Outsourced Operations

•                  Proprietary software platform

•                  On-going maintenance Service

•                  Application Tools

[GRAPHIC]

One-Stop Total Solution

Product Technologies

Operation CRM

Analysis CRM

Main Industry Vendor

Network & System Supervision Management

Risk & Security Management System

Other Systems

Auditing System

Credit Card System

HR System

Teller System

E-ATM System

Human resource

Loan business

Counter business

Call center

Internet bank

Applications

Integrated Dev. Environ.

Security Alliance

Tech. Core Components

Business Core Components

Channel process Components

Business Services

Transaction Container

Multi-Channel Integration Platform

Service Offerings

Software Service

• Infrastructure & system development standard

• Customized implementation of 3rd application solutions

• Business consulting and planning

• Implementation of platform technologies

• Operational maintenance of applications

System Service

• Mainframe system services

• System and network management services

• Network services

• Specific system services

Proven Management Team

Senior management has extensive experience in serving the financial service industry in multiple disciplines: core banking know-how; capabilities in software development; and systems integration consulting

CEO

Mr. Weidong Hong

•                  Co-founder of Sihitech

•                  Chairman and CEO, SiHitech

•                  VP of PC Department, Secom China Ltd.

•                  General Manager, GIT

•                  Holds a B.E and EMBA degree from Tsinghua University

COO

Mr. Shuo Zeng

•                  Co-founder of e-Channels

•                  Chairman and CEO, e-Channels

•                  General Manager of Info Product Dept, Finance Project & System Integration Dept., Nantian Group

•                  Holds B.E of Automation from Beijing Polytechnic University

CFO

Mr. Peter Li

•                  CFO of Sihitech

•                  Controller of Lenovo Group

•                  Financial Controller of Delano Technologies (NASDAQ: DTEC)

•                  Certified General Accountant (C.G.A.) of Canada

•                  Holds B.A. from Beijing Foreign Studies University and Master of Education from University of Toronto

Board of Directors

The Board understands the overall industry trends and can offer strategic guidance in organic growth and acquisition plan

CHAIRMAN

Mr. Chih Cheung

•                  Senior Advisor to Chairman, Chinatrust Commercial Bank;

•                  Managing General Partner – Staples Asia Investment;

•                  Board members of a number of private companies;

•                  Former co-founder and CEO of two venture companies;

•                  Former investment banker with Goldman Sachs NY & HK;

•                  Holds AB and AM, Harvard University; MBA Harvard Business School and JD Harvard Law School.

Board Director

Mr. Liao Li

•                  Associate Dean & Professor of Finance, Tsinghua University;

•                  Director of School of Economics and Management, Tsinghua University;

•                  Assistant to Chairman of Esquel Group;

•                  Holds MBA, MIT Sloan School of Management; PhD. in Engineering Economics, Tsinghua University; BE in Electrical Engineering, Tsinghua University.

Board Director

Mr. James Preissler

•                  Former Director of Research for Majestic Research, an independent research boutique focused on proprietary research for hedge funds and institutional investors;

•                  Former Head of the Digital Media Research Group of Investec;

•                  Former Head of Internet Technology Research Group at UBS / PaineWebber;

•                  Acting CFO and Director of Strategy of HelloAsia;

•                  Holds BA from Yale University.

Extensive Footprint

Yucheng has an extensive footprint to serve its clients nationwide

[GRAPHIC]

Leading Customers

Yucheng has served all leading financial institutions in China and is well positioned to win future businesses

Top Tier Nationwide Banks	Other Commercial Banks

[LOGO]	[LOGO]

Market Leadership

[GRAPHIC]

Top 3 local IT services and solutions provider to Tier I Banks in China

[GRAPHIC]

Leading provider to PRC Tier I Web Banking Solution (Market Share: 70% - measured by number of users)

[GRAPHIC]

Recognized as one of “Technology Fast 500 Asia Pacific” in 2005 by Deloitte &Touche

Global Partners

Yucheng works with the leading global vendors to provide its clients with one-stop total solution

Hardware	Software	Network

[LOGO]	[LOGO]	[LOGO]

CONTENTS

Yucheng Highlights

China Market Opportunity

Corporate Overview

Strategic Initiatives

Financials

Deal Terms (To Come)

Strategic Initiatives

Product Value Chain Migration

Yucheng has rapidly moved from Systems Integration to IT Consulting, Software and Outsourced Operations

Step-by-Step Plan

2006	2007-2008	2009 and Beyond

Building Market Share in IT Platform	Winning Outsourced Mandates	Consolidating Market Share

Expansion of the e-Banking Software Platform	Development of core offerings related to the e-Banking platform	Focus on Transaction and Data Service Management and Business Process Outsourcing

We will leverage our existing knowledge of core banking and our extensive relationships with leading banks to move up the value chain in IT consulting, software and outsourced solutions

Acquisition Strategy

Post merger, Yucheng will aggressively pursue acquisitions to accelerate value chain migration

•                  IT Solutions

•                  Application Solutions highly complementary to current solution suite

•                  IT Solutions in insurance and security industry

•                  Transaction processing solutions

•                  Outsourced Operations

•                  Maintenance operations

•                  Multi-channel operations

•                  ATM and POS maintenance and operations

•                  Transaction processing operations

Customer Base Expansion

Yucheng will expand vertically into smaller banks and horizontally into other segments of the financial services industry

Deeper Penetration of Banks		Broad Move into New Segments

	+	Insurance Companies	=	Leading IT services provider to China’s financial services industry
Banking System

• Nationwide banks		Assets Management
Companies
• Cross-regional commercial banks

• Regional commercial banks		Securities Companies

• Rural credit cooperatives
Investment Banks

CONTENTS

Yucheng Highlights

China Market Opportunity

Corporate Overview

Strategic Initiatives

Financials

Deal Terms

Financials

Major increases in revenue and net profit in the past three years

Revenue (Mn USD)	Net profit (Mn USD)

[CHART]	[CHART]

Segment Analysis

2004 Sales & Gross Profit Distribution Analysis

[CHART]	• Systems Integration is the largest contributor to revenue

• High value-added IT Consulting, Software and Outsourced Operations contribute the most gross margins

Highly profitable IT Solutions contributes more and more to total profit

CONTENTS

Yucheng Highlights

China Market Opportunity

Corporate Overview

Strategic Initiatives

Financials

Deal Terms

Deal Terms

Overall Structure

The valuation for the transaction is highly attractive to China Unistone shareholders

Existing Yucheng Cash	• China Unistone will pay US$4 million in cash as part of the transaction

• The combined net working capital for Sihitech and e-Channels MUST exceed US$4 million at Closing

China Unistone Shares	• China Unistone will issue about 3.9 million shares, representing 6.4x 2004 P/E and 5.9x 2005 P/E (estimated)

• China Unistone will issue an additional 1.4 million shares tied to 2005 and 2006 performances, combined representing 8.7x 2004 P/E and 8.1x 2005 P/E (estimated)

12 month Lock-up	• All shares issued to Yucheng will be subjected to a 12-month lockup from the date of Closing

Highly Incentivized Management

Cash Bonus for Share Price Increase	• US$5 million bonus if CUAQ receives an aggregate of US$34.5 million in gross proceeds in additional financings (i.e. successful warrant exercising after share price is maintained at US$8.50)

• US$1 million bonus if share price (at least 60 consecutive trading days) is above is US$10.00 in 2006

• US$2.0 million if Share Price Average is above $12.00 in 2007

• US$3.0 million if Share Price Average is above $14.40 in 2008

• Total cash bonus will not exceed US$10 million

Share Bonus for Earning Growth	• 952,832 shares each year from 2007-2010 for meeting or exceeding 40% annual growth in net profits:

	Year ending December 31	Net Profit
	2007	US$	8.5 million
	2008	US$	11.9 million
	2009	US$	16.7 million
	2010	US$	23.3 million

• All-or-nothing share bonus plan

Post-Transaction Overview

•      Number of shares immediately post transaction:

•      9.5mm shares (includes 5.3 mm shares to targets, of which 1.4mm tied to 05-06 performances)

•      6.9mm warrants outstanding

•      Cash per share post transaction ($1.78 immediately upon close - assumes $17mm cash and 9.5mm shares)

•      2005 Estimated Earnings per share based on 8.1mm shares (excluding 1.4mm shares tied to performance) is $0.45

•      2006 Estimated Earnings per share if management hits the net profits target ($0.63, assumes $6mm earnings and 9.5 million shares)

•      EPS growth if management hits 40% growth is about 30% for common shareholders (before CUAQ warrant conversion)

Yucheng Highlights

Investment Considerations

Yucheng provides exposure to China, a leading provider of IT solutions to a growing financial services industry, and a proven local management team, with prospects of superb returns.

Access to China’s Banking Sector	• An economy expected to be the second largest in the world by 2020

• Sustained high growth of GDP and GDP per capita

• One of the fastest growing and largest markets in the world for financial services

Leadership in Key Segments	• Top 3 local IT services and solutions provider to banks in China

• Market leadership in IT solutions and 70% market share in internet banking software

• Access to attractive roll-up opportunities in related outsourced and infrastructure services for the industry

Superb Returns	• Highly attractive acquisition valuation at less than 9.0x P/E for a company growing with 48% CAGR in sales and 120% CAGR in net profits for the past three years (2002-2004)

• China growth stories AND IT solutions and services companies for financial services are BOTH highly valued by Wall Street

• Opportunities to dominate additional key segments in a growing market will lead to higher margins and attractive return on equity